UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in its Charter)

1-4694	Delaware	36-1004130
(Commission File Number)	(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 326-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 16, 2019 R. R. Donnelley & Sons Company (the “Company” or “RRD”) held its 2019 Annual Meeting of Stockholders.

(b)	The following matters were voted upon at the Annual Meeting of Stockholders.

(1)

The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Irene M. Esteves, Susan M. Gianinno, Daniel L. Knotts, Timothy R. McLevish, Jamie Moldafsky, P. Cody Phipps and John C. Pope. The Inspector of Elections certified the following vote tabulations:

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Irene M. Esteves	52,015,892	1,115,143	70,042	9,461,204	N/A
Susan M. Gianinno	51,997,417	1,134,899	68,761	9,461,204	N/A
Daniel L. Knotts	52,245,312	889,756	66,009	9,461,204	N/A
Timothy R. McLevish	52,146,622	983,586	70,869	9,461,204	N/A
Jamie Moldafsky	52,156,877	974,056	70,144	9,461,204	N/A
P. Cody Phipps	52,078,748	1,047,229	75,101	9,461,204	N/A
John C. Pope	50,080,306	3,050,441	70,331	9,461,204	N/A

(2)	The Stockholders voted to approve the advisory resolution on executive compensation. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
46,144,628	6,931,354	125,095	9,461,204	N/A

(3)	The Stockholders voted to approve the Amended and Restated 2017 Performance Incentive Plan. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
42,046,946	10,905,104	249,028	9,461,204	N/A

(4)

The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public account firm for fiscal year 2019. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
61,133,634	1,269,941	258,707	N/A	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: May 17, 2019	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, General Counsel and Corporate Secretary